BFCM WEEKEND

Wholesale BOS

Combined DTC Channels

12%

9% ECOMM

19% SHOWROOMS

SHOWROOM PERFORMANCE



63% Comping Positive

AVG +40%

WHOLESALE PERFORMANCE

BOS monthly increases since June

Nov Sell-Through	> 2yr	Purple Walls	2x
Price Point Strength	↑	Retailer Marketing	↑

Note: Wholesale performance based on customer feedback

Early BOS Reports

Customer A	+102%
Customer B	+31%
Customer C	+12%
Customer D	+12%

AVERAGE MATTRESS SALES PRICE

ASSISTED-SALE CHANNELS

SUSTAINED INCREASES IN MATTRESS ASP



Jan-Sep 2023
SHOWROOM LAUNCH
WHOLESALE LAUNCH